 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No.3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

Beyond Commerce, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, Suite: 500

Las Vegas, Nevada 89169

(Address of principal executive offices)

(702) 675-8022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on June 3, 2019 (the “Initial Form 8-K”) and as amended on July 31, 2019 (“Amendment No. 1”) and on August 1, 2019 (“Amendment No. 2”), the Company entered into that certain Membership Interest Purchase Agreement (the “MIPA”) with Path UX, LLC (“Path UX”) and its Members in connection with the purchase of the membership interests of Path UX. This Current Report on Form 8-K/A amends the Initial Form 8-K, Amendment No.1 and Amendment No. 2 to present the historical financial statements and the pro forma financial information required by Item 9.01(a) and 9.01 (b) of Form 8-K, Rule 8-04 and Article 11 of Regulation S-X and should be read in conjunction with the Initial Form 8-K, Amendment No. 1 and Amendment No. 2.

Item 9.01. Exhibits.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet at December 31, 2018, combines our historical consolidated balance sheet with the historical condensed balance sheets of the Company and its subsidiaries as if the closing under the MIPA (“Path UX Acquisition Transaction”) had occurred on January 1, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2019, and for the year ended December 31, 2018, combine our historical consolidated statements of operations with the consolidated statements of operations of the Company and its subsidiaries as if the Path UX Acquisition Transaction had occurred on January 1, 2018. Historical financial information is adjusted in the unaudited pro forma combined financial information to give effect to pro forma events that are: (i) directly attributable to the Path UX Acquisition Transaction, (ii) factually supportable, and (iii) with respect to the combined statements of operations, expected to have a continuing impact on our combined results. Under the acquisition method of accounting outlined in ASC 805, the identifiable assets acquired and liabilities assumed in the Path UX Acquisition Transaction are recorded at their acquisition date fair values, and are included in the Company’s consolidated financial position. Our unaudited pro forma adjustments are preliminary in nature and based on the estimates of fair value for all assets acquired and liabilities assumed to illustrate the estimated effect of the Path UX Acquisition Transaction on our consolidated balance sheet at March 31, 2019. Accordingly, the unaudited pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses are performed. The primary area that is not yet finalized relates to our estimated fair value of identifiable intangible assets. There can be no assurances that any final valuations will not result in material adjustments to our preliminary estimated purchase price allocation.

This unaudited pro forma financial information is not necessarily indicative of the expected financial position or results of the Company’s operations for any future period. Differences could result from numerous factors, including future changes in the Company’s portfolio of investments, changes in interest rates, changes in the Company’s capital structure, and for other reasons.

This unaudited financial information is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit

10.1

Membership Interest Purchase Agreement by and among Path UX, LLC and its Members and Beyond Commerce, Inc., dated May 31, 2019 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 1, 2019)

10.2

Promissory Note dated May 31, 2019 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 1, 2019)

10.3

Security Agreement by and between the Company and Path UX, LLC and its Members (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 1, 2019)

99.1*	Press Release dated June 3, 2019 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 3, 2019)

99.2*

Audited financial statements of Path UX, LLC as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and unaudited financial statements of Path UX, LLC as of March 31, 2019 and for the three months ended March 31, 2019

99.3*	Pro forma financial statements of Path UX, LLC at December 31, 2018 and for the year ended December 31, 2018 and at March 31, 2019 for the quarter ended March 31, 2019.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND COMMERCE, INC.

Dated: August 14, 2019	By:	/s/ Geordan Pursglove
Geordan G. Pursglove Chief Executive Officer, President and Director